BUSINESS ACQUISITION	6 Months Ended
Jun. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
BUSINESS ACQUISITION

3. BUSINESS ACQUISITION

On January 13, 2022, the Company entered into a share purchase agreement to acquire 95.56% equity interest in ZJIOT, aiming to accelerate the Company’s smart charging pile and digital new media businesses in East China. Pursuant to the share purchase agreement, as consideration the Company agreed to issue to the shareholders of ZJIOT a total of approximately 20,154 restricted ordinary shares of the Company. The shares are expected to be issued in three phases. The first phase will issue approximately 6,718 shares within 20 days after closing of the transaction; the second phase will issue approximately 6,718 shares before May 31, 2023; the third phase will issue approximately 6,718 shares before May 31, 2024. Issuance of shares during the second and third phases will be conditioned upon the satisfaction of certain performance targets of ZJIOT as set forth in the share purchase agreement. Specifically, the second phase issuance requires from the closing date to December 31, 2022, ZJIOT have at least 2.5 million RMB of audited revenue and 0.5 million RMB of audited net income; and to be eligible for the third phase issuance, ZJIOT shall have at least 2.6 million RMB of revenue and 0.55 million RMB of net income during the fiscal year 2023. Upon the completion of the acquisition, the Company currently owns 100% equity interest in ZJIOT.

The total fair value of the contingent consideration presented as other current liability is in accordance with ASC 820-10 “Fair Value Measurements and Disclosures”. The approximately 20,154 ordinary shares issued under the share purchase agreement were deemed as the consideration transferred for the acquisition. The fair value of the shares issued was measured based on the average share price of the Company during year 2022, which therefore is categorized as Level 3 measurement of fair value.

The following table summarizes the purchase price allocation for ZJIOT, and the amounts of the assets acquired, and liabilities assumed which were based on their estimated fair values at the acquisition date:

Cash	$4,116
Accounts receivable, net	260,189
Advances to suppliers	4,252
Other receivables, net	2,532
Property, plant and equipment, net	215,689
Accounts payable	(250,706)
Advances from customers	(8,046)
Accrued payroll and benefits	(10,633)
Other payables and accrued expenses	(8,923)
Total net assets acquired	208,470
Goodwill	58,922
Total purchase price	$267,392

The Company’s consolidated statement of operations for the year ended December 31, 2022 included revenue of $0.6 million and net profit of $0.13 million under PRC GAAP attributable to ZJIOT since January 13, 2022, the acquisition date, to the end of December 31, 2022.

The Company’s consolidated statement of operations for the year ended December 31, 2023 included revenue of $0.07 million and net loss of $0.18 million attributable to ZJIOT.

The Company did not issue the third phase of restricted ordinary shares before May 31, 2024, due to unsatisfaction of certain performance targets of ZJIOT as set forth in the share purchase agreement.

TAOPING INC.

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS